Exhibit 10.13

    Purchaser's Name: Asia Pacific Ventures
                                           ---------------------
    Date: November 23, 2001
                           -------------------------------------
    Number of Shares: 1,000,000 shares of FinancialContent, Inc.'s Common Stock

    Total Investment: $100,000.00

                             FINANCIALCONTENT, INC.
                             a Delaware corporation

                             SUBSCRIPTION AGREEMENT

FinancialContent, Inc.
199 California Drive, Suite 207
Millbrae, California 94030
Attn: Dave Neville, General Counsel

Gentlemen:

         1. Application. The undersigned, intending to be legally bound, hereby subscribes for One Million (1,000,000) shares (the "Shares") of the Common Stock of FinancialContent, Inc., a Delaware corporation (the "Company") at a purchase price of $0.10 per share, for an aggregate consideration of One Hundred Thousand Dollars ($100,000.00). The undersigned understands that this subscription may be accepted or rejected in whole or in part by the Company in its sole discretion. At any time until midnight Pacific Time on the 5th day following the date the Undersigned executes this subscription, the Undersigned may terminate and rescind this subscription by written notice delivered to the Company by facsimile to 650.652.3990. Thereafter, this subscription is and shall be irrevocable unless the Company for any reason rejects this subscription. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement.

         2. Wire Transfer of Funds, Payment, and Conversion.

            (a) Payment for the Shares in cash shall be made by wire or deposited by certified check into the following account:

                                    Citibank
                                 ABA# 021-000089
                        Acct Name: Dean Whitter Reynolds
                                      A/C #
                                                       #
                             FinancialContent, Inc.

            (b)  Payment shall be made as follows:

The undersigned shall pay to the Company the sum of $25,000.00 no later than November 26, 2001; and

            (c)  Conversion of debt for equity shall be made as follows:

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The  undersigned  will convert the  Promissory  Notes dated  October 1, 2001 and
October 29, 2001, in the amount of $40,000.00 and $35,000.00, respectively, to equity in the Company no later than November 26, 2001.

         3. Representations  and  Warranties.   The  undersigned  represents and
warrants as follows:

            (a) No oral representations have been made or oral information furnished to the undersigned in connection with the purchase of the Shares; all documents, records and books pertaining to the investment in the Shares have been made available for inspection by the undersigned, his attorney, accountant, purchaser, representative and tax advisor, and the undersigned and/or his advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Shares.

            (b) The undersigned is able to bear the economic risks of an investment in the Shares for an indefinite period and at the present time could afford the loss of such investment.

            (c) The undersigned understands that an investment in the Shares involves certain risks, including loss of the entire amount of such investment, and has the knowledge and experience in financial and business matters generally such that the undersigned is capable of evaluating the merits and risks of an investment in the Shares. Further, the undersigned has carefully considered and has taken full cognizance of, and understands all of, the risks related to the purchase of the Shares.

            (d) The undersigned understands and acknowledges that the Shares have not been registered for sale under the Securities Act of 1933, as amended, and under certain state securities laws in reliance upon exemptions therefrom for non-public offerings, that they may not be sold or transferred unless the sale or transfer is subsequently registered or an exemption from such registration is available, that there will be no public market available to sell or dispose of the Shares, and that the Company shall and must refuse to transfer the Shares if the undersigned's sale is not made in compliance with the provisions of Regulation S and the applicable U.S. federal and state securities laws.

            (e) The Shares are being acquired solely for the undersigned's account, for investment purposes only and not with a view to the distribution, assignment or resale thereof and no other person has a direct or indirect beneficial interest in such Shares.

            (f) The undersigned, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Subscription Agreement, and such entity has not been formed for the specific purpose of acquiring the Shares, unless all of its equity owners qualify as accredited investors under one or more of the standards set forth below.

            (g) The undersigned: (i) has a pre-existing business relationship with the Company and (ii) by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's

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professional advisors who are unaffiliated with, and who are not compensated by, the Company or any affiliate thereof, directly or indirectly, can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with the investment in the Shares.

            (h) The undersigned is a "non-U.S. person" as that term is defined in the Securities Act of 1933 and does not meets the definition of any one of the following

                           (i) Any natural person resident in the United States.

                           (ii) Any  partnership  or  corporation  organized  or
                                incorporated   under  the  laws  of  the  United
                                States;

                           (iii)Any   estate   of   which   any    executor   or
                                administrator is a U.S. person1;

                           (iv) Any  trust  of  which  any  trustee  is  a  U.S.
                                person2;

                           (v) Any agency or branch of a foreign entity located in the United States3;

                           (vi) Any non-discretionary account or similar account
                                (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States4; and

         1 Any estate of which a professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. person if:
                           (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
                           (ii) The estate is governed by foreign law.

         2 Any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

         3 Any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                           (i) The agency or branch operates for valid business reasons; and

                           (ii) The agency or branch is engaged in the  business
                                of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         4 Any discretionary account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person." Any employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

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                           (vii)Any   partnership   or   corporation   if:   (A)
                                organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in
                                Rule  501(a))  who  are  not  natural   persons,
                                estates or trusts.

            (i) The undersigned is an "Accredited Investor" as that term is defined under the Act or is a distributor or sales representative of the Company's products or is affiliated with a distributor or sales representative. The undersigned is an investor satisfying any one of the following:

                           (i) The undersigned has (along with a spouse) a net worth which exceeds $1,000,000 at the time of the purchase.

                           (ii) The undersigned has had an individual  income in
                                excess of $200,000 in 1998 and 1999 (or joint income with a spouse which exceeds $300,000) and have a reasonable expectation of reaching the same income level (or joint income level) in 2000.

                           (iii)The  undersigned  is a bank or savings  and loan
                                association acting in its individual or fiduciary capacity, any broker-dealer, any insurance company, investment company, business development company, small business investment company or employee benefit plan (a) if the investment decision is made by a fiduciary which is a bank, savings and loan association, insurance company or registered investment advisor or (b) if the plan has total assets in excess of $500,000,000 or (c) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors;

            (j) The undersigned has read and understands this Agreement, understands the contents of each document and has been advised to and has had an opportunity to consult with the undersigned's legal, tax and business advisors.

            (k) The undersigned has all requisite power, authority and capacity to acquire and hold the Shares and to execute, deliver and comply with the terms of each of the instruments required to be executed and delivered by the undersigned in connection with subscription for Shares as contemplated by the Agreement, and such execution, delivery and compliance does not conflict with, or constitute a default under any instruments governing the undersigned, any law, regulation or order, or any agreement to which the undersigned is a party or by which the undersigned may be bound.

            (l) The undersigned is unaware of and is in no way relying on, any form of general solicitation or general advertising in connection with the sale or offer of the Shares.

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

            (m) The undersigned acknowledges that the certificates representing the shares of Common Stock underlying the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

                           THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD ONLY PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                           THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE  HEREOF
                  AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO (2) YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE
                  REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
                  (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO THE COMPANY. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF FURTHER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS INVOLVING THESE SECURITIES UNLESS SUCH TRANSACTIONS MEET THE REQUIREMENTS AND COMPLY WITH THE SECURITIES ACT.

         4. Indemnification. The undersigned agrees to indemnify and hold harmless, the Company, and its agents, representatives and employees from and against all liability, damage, loss, cost and expense (including reasonable

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

attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any inaccuracy or omission in the information furnished by the undersigned herein or any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

         5. Registration Rights. (a) In addition to any other registration rights of the undersigned, if the Shares are not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the undersigned) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity) (a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement ("Piggyback Registration") all of the Shares (the "Registrable Securities") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the date hereof. Nothing herein shall prevent the Company from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness.

             (b) Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the Company's obligation to include any or all of the Registrable Securities in such Piggyback Registration Statement shall be so limited. If required by the managing underwriter of such an underwritten public offering, the Undersigned shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

         6.  Miscellaneous.

             (a)  This  Subscription   Agreement  shall  survive  the  death  or
disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and permitted assigns.

             (b) This Subscription Agreement has been duly and validly authorized, executed and delivered by the undersigned and constitutes the valid, binding and enforceable agreement of the undersigned. If this Subscription Agreement is being completed on behalf of a corporation, partnership or trust, it has been completed and executed by an authorized corporate officer, general partner or trustee.

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

             (c)This Subscription Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect thereof.

             (d)Within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information, to execute and deliver such documents, including without limitation, the Certification of Compliance with Regulation S and the Subscriber's Questionnaire, and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation, to comply with any and all laws to which the Company is subject.

             (e)The Company shall be notified immediately of any change in any of the information contained above occurring prior to the undersigned's purchase of the Shares or at any time thereafter for so long as the undersigned is a holder of the Shares.

             (f)The Subscription Agreement and the rights, interests and obligations hereunder are not transferrable or assignable by the undersigned and the undersigned acknowledges and agrees that any transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first written above.

Subscription Amount: $100,000.00            Residence or Business Address:


                                            ----------------------------------
                                            (Signature of Subscriber)

                                            ----------------------------------
                                            (Print or Type Name)

                                            ----------------------------------
                                            Street


                                            ----------------------------------
                                            City     State     Zip Code

Social Security or Taxpayer Identification
No.               U.S. Company      ____ Yes     ____ No

                           Name of Prospective Purchaser: Asia Pacific Ventures

                           Date: ____________________

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